EXHIBIT 10.7

THE HEALING COMPANY, INC.

INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (this “Agreement”) is made and entered into as of January 1, 2022 (the “Effective Date”) by and between The Healing Company, Inc., a Nevada corporation with its principal place of business at 711 S. Carson Street, Suite 4, Carson City, Nevada 89701 (the “Company”), and KET Consulting LLC, a limited liability company with a principal place of business at Km 4.4, Carretera 413, Interior, Rincon, PR 00677 (“Contractor”) (each herein referred to individually as a “Party,” or collectively as the “Parties”).

The Company desires to retain Contractor as an independent contractor to perform various services for the Company, and Contractor is willing to perform such services, on the terms described below. In consideration of the mutual promises contained herein, the Parties agree as follows:

1. Services and Compensation. Contractor, by and through its designated representative Katie Tobias (“Tobias”), shall perform the services described in Exhibit A (the “Services”) for the Company (or its designee), and the Company agrees to pay Contractor the compensation described in Exhibit A for Contractor’s performance of the Services. Contractor’s anticipated start date is January 1, 2022 (“Start Date”).

2. Confidentiality.

A. Definition of Confidential Information. “Confidential Information” means any information (including any and all combinations of individual items of information) that relates to the actual or anticipated business and/or products, research or development of the Company, its affiliates or subsidiaries, or to the Company’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Company’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on whom Contractor called or with whom Contractor became acquainted during the term of this Agreement), software, developments, inventions, discoveries, ideas, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Company, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Company, its affiliates or subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Contractor can establish: (i) was publicly known or made generally available prior to the time of disclosure to Contractor; (ii) becomes publicly known or made generally available after disclosure to Contractor through no wrongful action or inaction of Contractor; or (iii) is in the rightful possession of Contractor, without confidentiality obligations, at the time of disclosure as shown by Contractor’s then-contemporaneous written records; provided that any combination of individual items of information shall not be deemed to be within any of the foregoing exceptions merely because one or more of the individual items are within such exception, unless the combination as a whole is within such exception.

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B. Nonuse and Nondisclosure. During and after the term of this Agreement, Contractor will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information, and Contractor will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of the Services on behalf of the Company, or (ii) subject to Contractor’s right to engage in Protected Activity (as defined below), disclose the Confidential Information to any third party without the prior written consent of an authorized representative of the Company, except that Contractor may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Contractor shall provide prior written notice to Company and seek a protective order or such similar confidential protection as may be available under applicable law. Contractor agrees that no ownership of Confidential Information is conveyed to the Contractor. Without limiting the foregoing, Contractor shall not use or disclose any Company property, intellectual property rights, trade secrets or other proprietary know-how of the Company to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under this Agreement for any third party. Contractor agrees that Contractor’s obligations under this Section 2.B shall continue after the termination of this Agreement.

C. Other Client Confidential Information. Contractor agrees that Contractor will not improperly use, disclose, or induce the Company to use any proprietary information or trade secrets of any former or current employer of Contractor or other person or entity with which Contractor has an obligation to keep in confidence. Contractor also agrees that Contractor will not bring onto the Company’s premises or transfer onto the Company’s technology systems any unpublished document, proprietary information, or trade secrets belonging to any third party unless disclosure to, and use by, the Company has been consented to in writing by such third party.

D. Third Party Confidential Information. Contractor recognizes that the Company has received, and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Contractor agrees that at all times during the term of this Agreement and thereafter, Contractor owes the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation, or other third party except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.

3. Ownership.

A. Assignment of Inventions. Contractor agrees that all right, title, and interest in and to any copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries, ideas and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Contractor, solely or in collaboration with others, during the term of this Agreement and arising out of, or in connection with, performing the Services under this Agreement and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing (collectively, “Inventions”), are the sole property of the Company. Contractor also agrees to promptly make full written disclosure to the Company of any Inventions and to deliver and assign (or cause to be assigned) and hereby irrevocably assigns fully to the Company all right, title and interest in and to the Inventions.

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B. Pre-Existing Materials. Subject to Section 3.A, Contractor will provide the Company with prior written notice if, in the course of performing the Services, Contractor incorporates into any Invention or utilizes in the performance of the Services any invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept, or other proprietary information or intellectual property right owned by Contractor or in which Contractor has an interest, prior to, or separate from, performing the Services under this Agreement (“Prior Inventions”), and the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable, worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform, and otherwise exploit such Prior Inventions, without restriction, including, without limitation, as part of or in connection with such Invention, and to practice any method related thereto. Contractor will not incorporate any invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept, or other proprietary information or intellectual property right owned by any third party into any Invention without Company’s prior written permission, including without limitation any free software or open-source software.

C. Moral Rights. Any assignment to the Company of Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Contractor hereby waives and agrees not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

D. Maintenance of Records. Contractor agrees to keep and maintain adequate, current, accurate, and authentic written records of all Inventions made by Contractor (solely or jointly with others) during the term of this Agreement, and for a period of three (3) years thereafter. The records will be in the form of notes, sketches, drawings, electronic files, reports, or any other format that is customary in the industry and/or otherwise specified by the Company. Such records are and remain the sole property of the Company at all times and upon Company’s request, Contractor shall deliver (or cause to be delivered) the same.

E. Further Assurances. Contractor agrees to assist Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in Inventions in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that the Company may deem necessary in order to apply for, register, obtain, maintain, defend, and enforce such rights, and in order to deliver, assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title, and interest in and to all Inventions and testifying in a suit or other proceeding relating to such Inventions. Contractor further agrees that Contractor’s obligations under this Section 3.E shall continue after the termination of this Agreement.

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F. Attorney-in-Fact. Contractor agrees that, if the Company is unable because of Contractor’s unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Contractor’s signature with respect to any Inventions, including, without limitation, for the purpose of applying for or pursuing any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company in Section 3.A, then Contractor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Contractor’s agent and attorney-in-fact, to act for and on Contractor’s behalf to execute and file any papers and oaths and to do all other lawfully permitted acts with respect to such Inventions to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by Contractor. This power of attorney shall be deemed coupled with an interest, and shall be irrevocable.

4. Conflicting Obligations. Contractor represents and warrants that Contractor has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Contractor’s obligations to the Company under this Agreement, and/or Contractor’s ability to perform the Services. Contractor will not enter into any such conflicting agreement during the term of this Agreement.

5. Return of Company Materials. Upon the termination of this Agreement, or upon Company’s earlier request, Contractor will immediately deliver to the Company, and will not keep in Contractor’s possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, those records maintained pursuant to Section 3.D and any reproductions of any of the foregoing items that Contractor may have in Contractor’s possession or control.

6. Term and Termination.

A. Term. The term of this Agreement will begin on the Effective Date of this Agreement and will continue until the earlier of (i) eighteen (18) months from the Effective Date, or (ii) termination as provided in Section 6.B, below (the “Term”). The Term may be renewed by mutual agreement of the Parties.

B. Termination. Either Party may terminate this Agreement for any reason upon giving the other Party (1) thirty (30) days’ prior written notice of such termination pursuant to Section 12.G of this Agreement during the first year of the Term, and (2) sixty (60) days’ prior written notice of such termination pursuant to Section 12.G of this Agreement after the first year of the Term. The Company may terminate this Agreement immediately and without prior notice if Contractor refuses to or is unable to perform the Services or is in breach of any material provision of this Agreement.

C. Survival. Upon any termination, all rights and duties of the Company and Contractor toward each other shall cease except:

(1) The Company will pay, within thirty (30) days after the effective date of termination, all amounts owing to Contractor for Services completed and accepted by the Company prior to the termination date and related reimbursable expenses, if any, submitted in accordance with the Company’s policies and in accordance with the provisions of Section 1 of this Agreement; and

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(2) Section 2 (Confidentiality), Section 3 (Ownership), Section 4 (Conflicting Obligations), Section 5 (Return of Company Materials), Section 6 (Term and Termination), Section 7 (Independent Contractor; Benefits), Section 8 (Indemnification), Section 9 (Non-solicitation), Section 10 (Limitation of Liability), Section 11 (Arbitration and Equitable Relief), and Section 12 (Miscellaneous) will survive termination or expiration of this Agreement in accordance with their terms.

7. Independent Contractor; Benefits.

A. Independent Contractor. It is the express intention of the Company and Contractor that Contractor perform the Services as an independent contractor to the Company. Nothing in this Agreement shall in any way be construed to constitute Contractor as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Contractor is not authorized to bind the Company to any liability or obligation or to represent that Contractor has any such authority. Contractor agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and shall incur all expenses associated with performance. Contractor acknowledges and agrees that Contractor is obligated to report as income all compensation received by Contractor pursuant to this Agreement. Contractor agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income.

B. No Employment Benefits. The Company and Contractor agree that Contractor will receive no Company-sponsored benefits from the Company where benefits include, but are not limited to, sick leave, medical insurance and 401k participation. If Contractor is reclassified by a state or federal agency or court as the Company’s employee, Contractor will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Contractor would otherwise be eligible for such benefits.

C. Paid Time Off. Notwithstanding Section 7.B, Contractor may take time off for regenerative, medical, vacation or other purposes from time to time, in amounts that are in line with the Company’s Paid Time Off Policy as set forth in the Company’s Employee Handbook, as amended from time to time. The scope and amount of time off shall be agreed to in advance by both Parties, and shall not affect Contractor’s right to the compensation referenced in Exhibit A hereto.

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8. Indemnification.

A. Indemnification of Contractor. Company agrees to indemnify and hold harmless Contractor and its officers and employees from and against all losses, claims, damages, liabilities, judgments, costs and expenses, including attorneys’ fees and other legal expenses in connection with defending Contractor in any litigation, whether commenced or threatened, in connection with any claim, action or proceeding to which Contractor becomes subject, whether or not resulting in any liability, caused by, arising out of any Services provided to the Company by the Contractor under this Agreement; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, or liability is found to have resulted from the negligence, bad faith, fraud or misconduct of Contractor or Contractor’s assistants, employees, contractors, or agents.

B. Indemnification of Company. Contractor agrees to indemnify and hold harmless the Company and its affiliates and their directors, officers and employees from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys’ fees and other legal expenses, arising directly or indirectly from or in connection with (i) any negligent, reckless or intentionally wrongful act of Contractor or Contractor’s assistants, employees, contractors or agents, (ii) a determination by a court or agency that the Contractor is not an independent contractor, (iii) any breach by the Contractor or Contractor’s assistants, employees, contractors, or agents of any of the covenants contained in this Agreement and corresponding Confidential Information and Invention Assignment Agreement, (iv) any failure of Contractor to perform the Services in accordance with all applicable laws, rules and regulations, or (v) any violation or claimed violation of a third party’s rights resulting in whole, or in part, from the Company’s use of the Inventions or other deliverables of Contractor under this Agreement.

9. Nonsolicitation. To the fullest extent permitted under applicable law, from the date of this Agreement until twelve (12) months after the termination of this Agreement for any reason (the “Restricted Period”), Contractor will not, without the Company’s prior written consent, directly or indirectly, solicit any of the Company’s employees to leave their employment, or attempt to solicit employees of the Company, either for Contractor or for any other person or entity. Contractor agrees that nothing in this Section 9 shall affect Contractor’s continuing obligations under this Agreement during and after this twelve (12) month period, including, without limitation, Contractor’s obligations under Section 2.

10. Limitation of Liability. IN NO EVENT SHALL THE COMPANY BE LIABLE TO CONTRACTOR OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL COMPANY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY COMPANY TO CONTRACTOR UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.

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11. Arbitration and Equitable Relief.

A. Arbitration. IN CONSIDERATION OF CONTRACTOR’S CONTRACTOR RELATIONSHIP WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL DISPUTES RELATED TO CONTRACTOR’S CONTRACTOR RELATIONSHIP WITH THE COMPANY AND CONTRACTOR’S RECEIPT OF THE COMPENSATION AND OTHER BENEFITS PAID TO CONTRACTOR BY COMPANY, AT PRESENT AND IN THE FUTURE, CONTRACTOR AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM CONTRACTOR’S CONTRACTOR OR OTHER RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF CONTRACTOR’S CONTRACTOR OR OTHER RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE FEDERAL ARBITRATION ACT AND PURSUANT TO THE ARBITRATION PROVISIONS SET FORTH IN NEVADA RULES OF CIVIL PROCEDURE (THE “NRCP ACT”) AND PURSUANT TO NEVADA LAW. THE FEDERAL ARBITRATION ACT GOVERNS THIS AGREEMENT AND SHALL CONTINUE TO APPLY WITH FULL FORCE AND EFFECT NOTWITHSTANDING THE APPLICATION OF PROCEDURAL RULES SET FORTH IN THE NRCP ACT AND NEVADA LAW. CONTRACTOR AGREES TO ARBITRATE ANY AND ALL COMMON LAW AND/OR STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER THE NEVADA LABOR LAWS, CLAIMS RELATING TO EMPLOYMENT OR INDEPENDENT CONTRACTOR STATUS, CLASSIFICATION, AND RELATIONSHIP WITH THE COMPANY, AND CLAIMS OF BREACH OF CONTRACT, EXCEPT AS PROHIBITED BY LAW. CONTRACTOR ALSO AGREES TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS AGREEMENT TO ARBITRATE, BUT NOT TO DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY OR VALIDITY OF THIS AGREEMENT TO ARBITRATE OR ANY PORTION HEREOF OR THE CLASS, COLLECTIVE AND REPRESENTATIVE PROCEEDING WAIVER HEREIN. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT CONTRACTOR AGREES TO ARBITRATE, CONTRACTOR HEREBY EXPRESSLY AGREES TO WAIVE, AND DOES WAIVE, ANY RIGHT TO A TRIAL BY JURY. CONTRACTOR FURTHER UNDERSTANDS THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH CONTRACTOR.

B. Procedure. CONTRACTOR AGREES THAT ANY ARBITRATION WILL BE ADMINISTERED BY JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”) PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules- employment-arbitration/. CONTRACTOR AGREES THAT THE USE OF THE JAMS RULES DOES NOT CHANGE CONTRACTOR’S CLASSIFICATION TO THAT OF AN EMPLOYEE. TO THE CONTRARY, CONTRACTOR REAFFIRMS THAT CONTRACTOR IS AN INDEPENDENT CONTRACTOR. CONTRACTOR AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS APPLYING THE STANDARDS SET FORTH UNDER THE NEVADA RULES OF CIVIL PROCEDURE. CONTRACTOR AGREES THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. CONTRACTOR ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY WHERE PROVIDED BY APPLICABLE LAW. CONTRACTOR AGREES THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. CONTRACTOR AGREES THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH NEVADA LAW, INCLUDING THE NEVADA RULES OF CIVIL PROCEDURE AND THE NEVADA RULES OF EVIDENCE, AND THAT THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL NEVADA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO RULES OF CONFLICT OF LAW. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH NEVADA LAW, NEVADA LAW SHALL TAKE PRECEDENCE. CONTRACTOR FURTHER AGREES THAT ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN NEVADA.

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C. Remedy. Except as provided by the NRCP Act and this Agreement, arbitration shall be the sole, exclusive, and final remedy for any dispute between Contractor and the Company. Accordingly, except as provided for by the NRCP Act and this Agreement, neither Contractor nor the Company will be permitted to pursue court action regarding claims that are subject to arbitration.

D. Availability of Injunctive Relief. In accordance with the Nevada rules of Civil Procedure, the Parties agree that any Party may also petition the court for injunctive relief where either Party alleges or claims a violation of any agreement regarding intellectual property, confidential information or noninterference. In the event either Party seeks injunctive relief, the prevailing Party shall be entitled to recover reasonable costs and attorneys’ fees.

E. Administrative relief. Contractor understands that except as permitted by law this agreement does not prohibit Contractor from pursuing certain administrative claims with local, state, or federal administrative bodies or government agencies such as the Nevada Equal Rights Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, or the Workers’ Compensation Board. This Agreement does, however, preclude Contractor from bringing any alleged wage claims with the labor commissioner.

F. Voluntary Nature of Agreement. Contractor acknowledges and agrees that Contractor is executing this Agreement voluntarily and without any duress or undue influence by the company or anyone else. Contractor further acknowledges and agrees that contractor has carefully read this Agreement and that Contractor has asked any questions needed for Contractor to understand the terms, consequences and binding effect of this Agreement and fully understand it, including that Contractor is waiving contractor’s right to a jury trial. Finally, Contractor agrees that Contractor has been provided an opportunity to seek the advice of an attorney of Contractor’s choice before signing this Agreement.

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12. Miscellaneous.

A. Governing Law; Consent to Personal Jurisdiction. This Agreement shall be governed by the laws of the State of Nevada, without regard to the conflicts of law provisions of any jurisdiction. To the extent that any lawsuit is permitted under this Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in Nevada.

B. Assignability. This Agreement will be binding upon Contractor’s heirs, executors, assigns, administrators, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, Contractor may not sell, assign, or delegate any rights or obligations under this Agreement. Notwithstanding anything to the contrary herein, Company may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, change of control or otherwise.

C. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties. Contractor represents and warrants that Contractor is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly agreed by the Parties in such exhibit or schedule.

D. Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

E. Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

F. Modification; Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the Parties. Waiver by the Company of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

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G. Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) when sent by confirmed email or facsimile, or (iii) if mailed by U.S. registered or certified mail (return receipt requested), to the Party at the Party’s address written below or at such other address as the Party may have previously specified by like notice. If by mail, delivery shall be deemed effective three business days after mailing in accordance with this Section 12.G.

(1) If to the Company, to:

Fauver, Large, Archbald and Spray, LLP

Attention: Trevor Large, Esq.

820 State St., 4th Floor

Santa Barbara, CA 93101

(2) If to Contractor, to the address in the introduction paragraph to this Agreement or, if no such address is provided, to the last address of Contractor provided by Contractor to the Company.

H. Attorneys’ Fees. In any court action at law or equity that is brought by one of the Parties to this Agreement to enforce or interpret the provisions of this Agreement, the prevailing Party will be entitled to reasonable attorneys’ fees, in addition to any other relief to which that Party may be entitled.

I. Signatures. This Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document.

J. Applicability to Past Activities. Contractor agrees that if and to the extent that Contractor provided any services or made efforts on behalf of or for the benefit of Company, or related to the current or prospective business of Company in anticipation of Contractor’s involvement with the Company, that would have been “Services” if performed during the term of this Agreement (the “Prior Consulting Period”) and to the extent that during the Prior Consulting Period: (i) Contractor received access to any information from or on behalf of Company that would have been “Confidential Information” if Contractor received access to such information during the term of this Agreement; or (ii) Contractor (a) conceived, created, authored, invented, developed or reduced to practice any item (including any intellectual property rights with respect thereto) on behalf of or for the benefit of Company, or related to the current or prospective business of Company in anticipation of Contractor’s involvement with Company, that would have been an Invention if conceived, created, authored, invented, developed or reduced to practice during the term of this Agreement, or (b) incorporated into any such item any pre-existing invention, improvement, development, concept, discovery or other proprietary information that would have been a Prior Invention if incorporated into such item during the term of this Agreement; then any such information shall be deemed Confidential Information hereunder and any such item shall be deemed an Invention or Prior Invention hereunder, and this Agreement shall apply to such activities, information or item as if disclosed, conceived, created, authored, invented, developed or reduced to practice during the term of this Agreement. Contractor further acknowledges that Contractor has been fully compensated for all services provided during any such Prior Consulting Period.

K. Protected Activity Not Prohibited. Contractor understands that nothing in this Agreement shall in any way limit or prohibit Contractor from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission (“Government Agencies”). Contractor understands that in connection with such Protected Activity, Contractor is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Contractor agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information to any parties other than the Government Agencies. Contractor further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications. Pursuant to the Defend Trade Secrets Act of 2016, Contractor is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

(signature page follows)

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IN WITNESS WHEREOF, the Parties hereto have executed this Consulting Agreement as of the date first written above.

CONTRACTOR		THE HEALING COMPANY, INC.

By:		By:
Name:	Katie Tobias	Name:	Larson Elmore
Title:	Founder	Title:	CEO

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EXHIBIT A

SERVICES AND COMPENSATION

1. Contact. Contractor’s principal Company contact:

Name: Katie Tobias

Title: Founder

Email: tobias.katie@gmail.com

Phone: 3122068180

2. Services.

At the Company’s direction, Tobias, by and through Contractor, will serve as Chief Marketing Officer of the Company, and will perform the following Services for the Company, including:

A. Various marketing services, brand and go-to-market strategy, and other operational services spanning brand, growth, retention, public relations, creative, and partnerships matters; and

B. Other services upon request of, and at the direction of, the Company’s Board of Directors of the Company (the “Board”) and CEO from time to time.

Contractor shall provide the Services on a “ramp up” schedule according to the following anticipated basis:

•	2-3 days per week beginning Jan 1, 2022, for an anticipated total of ten (10) working days of Services in January; and

•	Full-time (at least forty (40) hours of Services per week) beginning Feb 1, 2022 and continuing thereafter for the Term.

Contractor understands that the aforementioned schedule is based on anticipated needs and is an estimate only, and the Company may require additional time from Contractor, in the Company’s sole discretion.

3. Compensation.

A. Cash Compensation. The Company will pay Contractor $240,000.00 per annum, payable monthly in arrears within fifteen (15) days of the Company’s receipt of an invoice for Services from Contractor month beginning January 2022.

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B. Reimbursements.

(1) General. The Company will reimburse Contractor, in accordance with Company policy, for all reasonable expenses incurred by Contractor in performing the Services pursuant to this Agreement, if Contractor receives written consent from an authorized agent of the Company prior to incurring such expenses and submits receipts for such expenses to the Company in accordance with Company policy.

(2) Healthcare. In further consideration of the Contractor’s provision of the Services, the Company shall provide an annual stipend to Contractor during the Term for Contractor’s and Contractor’s employees’ healthcare related expenses, not to exceed $5,000.00 per annum.

(3) Chief and Coaching Reimbursement. Additionally, the Company shall reimburse Contractor for Contractor’s expenses for Tobias’s (1) enrollment in coaching programs, and (2) annual membership of Chief, up to an aggregate maximum of $10,000.00 per annum.

(4) Reimbursement Procedure. Every month, simultaneously with the submission of invoices for Services under Section 3.A of this Exhibit A, Contractor shall submit to the Company a written invoice for all expenses to be reimbursed under this Section 3.B, and such statement shall be subject to the approval of the contact person listed above or other designated agent of the Company. The Company will remit payment for properly submitted and approved invoices within fifteen (15) days following receipt of the invoices by the Company. In order to help prevent adverse tax consequences to Contractor under Section 409A (as defined below), in no event will any payment under Section 3.A. of this Exhibit be made later than the later of March 15th of the calendar year following the calendar year in which such payment was earned.

A. Equity Compensation. On the Start Date, the Company will grant you an option (“Option”) to purchase seven hundred and seventy thousand (770,000) shares of Common Stock in accordance with the terms of the Company’s Equity Incentive Plan and its standard employee stock option grant agreement, which shall vest in accordance with the terms and conditions outlined in the plan and agreement, and otherwise as described in this Agreement. The Option shall be exercisable at the fair market value of the Common Stock as determined by the Company’s 2021 409A valuation and shall have a term of ten years. The shares subject to the Option (“Shares”) shall vest ratably over the four (4) year period commencing on the Employment Start Date (“Vesting Start Date”) as follows: 25% upon the 12 month anniversary of the Vesting Start Date, and at a rate of 1/48 of the number of shares initially subject to the Option for each full calendar month thereafter (such that 100% of the Shares shall be vested as of the fourth anniversary of the Vesting Start Date), provided that Employee is employed by the Company on each such vesting date.

The Healing Company, Inc.

Independent Contractor Agreement (Tobias)

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B. All payments and benefits provided for under this Agreement are intended to be exempt from or otherwise comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder (together, “Section 409A”), so that none of the payments and benefits to be provided hereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be exempt or so comply. Each payment and benefit payable under this Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. In no event will the Company reimburse Contractor for any taxes that may be imposed on Contractor as a result of Section 409A.

This Exhibit A is accepted and agreed upon as of January 1, 2022.

CONTRACTOR		THE HEALING COMPANY, INC.

By:		By:
Name:	Katie Tobias	Name:	Larson Elmore
Title:	Founder	Title:	CEO

The Healing Company, Inc.

Independent Contractor Agreement (Tobias)

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